Exhibit 99.3

LETTER OF TRANSMITTAL

CHAPARRAL ENERGY, INC.

OFFER TO EXCHANGE ITS

9 7/8% SENIOR NOTES DUE 2020

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

FOR ANY AND ALL OF ITS OUTSTANDING

9 7/8% SENIOR NOTES DUE 2020

(PRINCIPAL AMOUNT $2,000 PER NOTE AND INTEGRAL MULTIPLES OF $1,000 THEREAFTER)

PURSUANT TO THE PROSPECTUS

DATED MAY 2, 2011

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

NEW YORK CITY TIME, ON MAY 27, 2011 UNLESS THE OFFER IS EXTENDED

Deliver to Wells Fargo Bank, National Association

(the “Exchange Agent”)

By Registered or Certified Mail: Wells Fargo Bank, National Association Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	By Hand Delivery: Wells Fargo Bank, National Association 12th Floor – Northstar East Building Corporate Trust Operations 608 Second Avenue South Minneapolis, MN 55402

By Overnight Delivery or Regular Mail: Wells Fargo Bank, National Association Corporate Trust Operations Sixth and Marquette MAC N9303-121 Minneapolis, MN 55479	By Facsimile Transmission (for Eligible Institutions Only): (612) 667-6282 To confirm by telephone or for information: (800) 344-5128

Delivery of this Letter of Transmittal to an address or transmission hereof to a facsimile number other than those set forth above will not constitute a valid delivery.

The undersigned hereby acknowledges receipt of the Prospectus dated May 2, 2011 (the “Prospectus”) of Chaparral Energy, Inc. (the “Company”) and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange each $2,000 principal amount and integral multiples of $1,000 thereafter of its 9 7/8% Senior Notes due 2020 (the “Exchange Notes”) for each $2,000 principal amount and integral multiples of $1,000 thereafter of its outstanding unregistered 9 7/8% Senior Notes due 2020 (the “Outstanding Notes”). The terms of the Exchange Notes to be issued are substantially identical to the Outstanding Notes, except that (i) the Exchange Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, and (ii) the transfer restrictions and registration rights relating to the Outstanding Notes do not apply to the Exchange Notes. The term “Expiration Date” shall mean 5:00 p.m., New York City time, on May 27, 2011, unless the Company, in its sole discretion, extends the duration of the Exchange Offer. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING IT. YOU MUST FOLLOW THE INSTRUCTIONS BEGINNING ON PAGE 10.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF NOTES TENDERED HEREBY
Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Outstanding Notes (Please fill in)	Certificate or Registration Number*	Aggregate Principal Amount Represented by Outstanding Notes	Principal Amount Tendered**

Total

*            Need not be completed by book-entry holders.

**          Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in principal amount of $2,000 and integral multiples of $1,000 thereafter.

The term “Holder” means any person in whose name Outstanding Notes are registered on the books of the Company or whose name appears on a DTC (defined below) security position listing as an owner of the Outstanding Notes or any other person who has obtained a properly completed bond power from a registered Holder of Outstanding Notes.

This Letter of Transmittal is to be used if the Holder desires to tender Outstanding Notes (i) by delivery of certificates representing such Outstanding Notes or by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”), according to the procedures set forth in the Prospectus under the caption “The exchange offer—Procedures for tendering” unless an agent’s message is transmitted in lieu of the Letter of Transmittal or (ii) according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The exchange offer—Procedures for tendering—Guaranteed delivery.”

The Holder must complete, execute and deliver this Letter of Transmittal to indicate the action such Holder desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

Holders who desire to tender Outstanding Notes and who cannot comply with the procedures for tender set forth in the Prospectus under the caption “The exchange offer—Procedures for tendering” on a timely basis or whose

Outstanding Notes are not immediately available must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The exchange offer—Procedures for tendering—Guaranteed delivery.”

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

If delivered by book-entry transfer:

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

Address (continued)

Area Code and Telephone Number

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

I, the undersigned, hereby tender to the Company the principal amount of the Outstanding Notes indicated above. I hereby exchange, assign and transfer to the Company all right, title and interest in and to such Outstanding Notes, including all rights to accrued and unpaid interest thereon as of the Expiration Date. I hereby irrevocably constitute and appoint the Exchange Agent my true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the agent of the Company in connection with the Exchange Offer) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) and full power and authority to assign, transfer and exchange the Outstanding Notes, including, but not limited to, the power and authority to: (i) deliver Certificates for Outstanding Notes together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (ii) present Certificates for such Outstanding Notes for transfer, and to transfer the Outstanding Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer. I fully understand that the Exchange Agent is acting as the agent of the Company in connection with the Exchange Offer. I represent and warrant that I have full power and authority to tender, assign and transfer the Outstanding Notes and to acquire Exchange Notes in exchange therefor. I represent that the Company, upon accepting the Outstanding Notes for exchange, will acquire good and unencumbered title to the Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

I further represent that (i) I am not an “affiliate” of the Company, (ii) the Exchange Notes are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not I am such person, and (iii) neither I nor any such other person receiving the Exchange Notes is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such Exchange Notes. If I am or such other person is a broker-dealer who is receiving the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making or other trading activities, I acknowledge that I or such other person will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging or by delivering a Prospectus, I will not be deemed to admit that I am an “underwriter” within the meaning of the Securities Act. If I am or any such other person is participating in the exchange offer for the purpose of distributing the Exchange Notes, we acknowledge that (i) we cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar no-action letters regarding exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and (ii) we may incur liability under the Securities Act if we fail to comply with such requirements, liability from which we are not indemnified by the Company. If I am or any such other person is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, I understand and acknowledge that I or such other person may not offer for resale, resell or otherwise transfer such Exchange Notes without registering them under the Securities Act or without an exemption therefrom.

I also warrant that I will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Exchange Agent or the Company to complete the exchange, assignment and transfer of tendered Outstanding Notes. I further agree that the Company’s acceptance of any tendered Outstanding Notes and its issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement. The Company shall have no further obligations or liabilities thereunder for the registration of the Outstanding Notes or the Exchange Notes.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The exchange offer—Conditions to the exchange offer.” I recognize that the Company may not be required to exchange the Outstanding Notes tendered hereby under certain circumstances. In such event, the Outstanding Notes tendered hereby but not exchanged will be returned to me promptly after the Expiration Date.

The authority I am hereby conferring or have agreed to confer shall survive my death or incapacity. My obligations under this Letter of Transmittal shall be binding upon my heirs, personal representatives, successors and assigns.

Unless otherwise indicated in the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for the Outstanding Notes tendered hereby, and for any Outstanding Notes tendered hereby but not exchanged, will be registered in my name and returned to me or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above at DTC. If an Exchange Note is to be issued or mailed to a person other than me, or to me at an address different from the address shown on this Letter of Transmittal, I will complete the appropriate boxes on pages 6 and 7 of this Letter of Transmittal.

I UNDERSTAND THAT IF I AM SURRENDERING OUTSTANDING NOTES AND HAVE COMPLETED EITHER THE BOX ENTITLED “SPECIAL REGISTRATION INSTRUCTIONS” OR THE BOX ENTITLED “SPECIAL DELIVERY INSTRUCTIONS” IN THIS LETTER OF TRANSMITTAL, THE SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (PER INSTRUCTION 4 OF THIS LETTER OF TRANSMITTAL).

SPECIAL REGISTRATION INSTRUCTIONS

(See Instruction 5)

To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.

Issue or deposit Exchange Notes to:

Name(s):

Account No.

(if Applicable):

Address:

Area Code and

Telephone Number:

Tax Identification or

Social Security Number:

DTC Account Number:

(PLEASE PRINT OR TYPE)

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 5)

To be completed ONLY if Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Notes Tendered Hereby.”

Mail Exchange Notes to:

Name(s):

Address:

Area Code and

Telephone Number:

Tax Identification or

Social Security Number:

Is this a permanent address change?

(check one box)

☐  Yes    ☐ No

(PLEASE PRINT OR TYPE)

REGISTERED HOLDERS OF OUTSTANDING NOTES

PLEASE SIGN HERE

(In Addition, Complete Substitute Form W-9 Below)

X

X

(Signature(s) of Registered Holder(s) or Authorized Signatory)

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in fiduciary capacity, please provide the following information (PLEASE PRINT OR TYPE):

Name and Capacity (full title):

Address (including zip code):

Area Code and Telephone No.: (            )

Tax Identification or Social Security No.:

Dated:

SIGNATURE GUARANTEE (If required—see Instruction 4)

Authorized Signature:

(Signature of Representative of Signature Guarantor)

Name and Title:

Name of Firm:

Address (including zip code):

Area Code and Telephone Number: (            )

SUBSTITUTE FORM W-9

THE INSTRUCTIONS BELOW MUST BE FOLLOWED:

PROVIDE SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL CURRENTLY SUBJECT YOU TO WITHHOLDING FROM YOUR PROCEEDS.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT THE RIGHT & CERTIFY BY SIGNING & DATING BELOW	Social Security Number OR Employer Identification Number ____________________________ ☐ or awaiting TIN (see note below)

If you are exempt from backup withholding, please write “Exempt” in the box at the right and certify by signing and dating the Certification below. See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” to determine if you are exempt.

Certification—Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Social Security Number or Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a United States person (which includes a United States resident alien).

Certificate Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:                                                                                                    Date:

Name:

                             (please print)

Address:

City:                                                                                     State:                          Zip:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM OR IF “APPLIED FOR” IS INDICATED, FAILURE TO SUBMIT A VALID TIN PRIOR TO PAYMENT OF PROCEEDS, MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU MARKED “AWAITING TIN” ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, backup withholding will apply to all reportable payments made to me thereafter until I provide a number. Moreover, I understand that during this 60-day period, the applicable backup withholding rate on all reportable payments made to me will be withheld commencing seven business days after the payer receives this Certificate of Awaiting Taxpayer Identification Number and terminating on the date I provide a certified TIN to the payer.

Signature	Date

Name (Please Print)

Address (Please Print)

INSTRUCTIONS TO LETTER OF TRANSMITTAL

(Forming part of the terms and conditions of the Exchange Offer)

1. Delivery of this Letter of Transmittal and Certificates for Tendered Outstanding Notes. All certificates representing Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein prior to the Expiration Date.

THE HOLDER ASSUMES THE RISK ASSOCIATED WITH THE DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES, AND ANY OTHER REQUIRED DOCUMENTS. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE DEEMED MADE ONLY WHEN THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE APPLICABLE ITEMS. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

2. Guaranteed Delivery Procedures. Holders who desire to tender Outstanding Notes for exchange, but who cannot comply with the procedures for tendering on a timely basis set forth in the Prospectus under the caption “The exchange offer—Procedures for tendering” or whose Outstanding Notes are not immediately available may tender in one of the following two ways:

(1) (a) The tender is made through an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”);

(b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) (i) setting forth the name and address of the Holder, the registration or certificate number(s) of the Outstanding Notes tendered and the principal amount of such Outstanding Notes, (ii) stating that the tender is being made thereby, and (iii) guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificates representing the Outstanding Notes, or a book-entry confirmation, and any other required documents, will be deposited by the Eligible Institution with the Exchange Agent; and

(c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as duly executed certificates representing all tendered Outstanding Notes in proper form for transfer, or a book-entry confirmation, and all other required documents are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

or

(2) (a) Prior to the Expiration Date, the Exchange Agent receives an agent’s message from DTC stating that DTC has received an express acknowledgment from the participant in DTC tendering the Outstanding Notes that they have received and agree to be bound by the Notice of Guaranteed Delivery; and

(b) the Exchange Agent receives, within three business days after the Expiration Date, either (i) a book-entry confirmation, including an agent’s message, transmitted via DTC’s Automated Tender Offer Program, or (ii) a

properly completed and executed letter of transmittal or facsimile thereof, together with the certificate(s) representing all tendered Outstanding Notes in proper form for transfer, or a book-entry confirmation, and all other required documents.

Upon request, the Exchange Agent will send a Notice of Guaranteed Delivery to a Holder who wishes to tender Outstanding Notes according to the guaranteed delivery procedures set forth above. Such Holder must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any properly completed and executed Letter of Transmittal properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. Partial Tenders; Withdrawal. A Holder who tenders less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” of the box entitled “Description of Notes Tendered Hereby” on page 2 of this Letter of Transmittal. A newly issued Outstanding Note for that portion of the principal amount not tendered will be sent to such Holder after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Tenders of Outstanding Notes will be accepted only in principal amount of $2,000 and integral multiples of $1,000 thereafter.

A Holder may withdraw a tender of Outstanding Notes at any time prior to the Expiration Date. Thereafter, tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the withdrawing Holder (ii) identify the Outstanding Notes to be withdrawn (including the certificate registration number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the depositor. Any Outstanding Notes that have been tendered but not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement. If this Letter of Transmittal is signed by a participant in the book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

If there are two or more joint owners of record of Outstanding Notes, they must all sign this Letter of Transmittal.

If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes are tendered (i) by a registered Holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

If this Letter of Transmittal is signed by the registered Holder of Outstanding Notes (which term, for the purposes described herein, shall include a participant in the book-entry transfer facility whose name appears on a security listing as the holder of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Outstanding Notes or properly transmit completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in the book- entry transfer facility whose name appears on a security position listing as the owner of Outstanding Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5. Special Registration and Delivery Instructions. Holders should indicate, in the applicable box, the name (or account at the book-entry transfer facility) in which and address to which the Exchange Notes are to be issued (or deposited) if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or Social Security number of the person named must also be indicated and the Holder should complete the applicable box on page 6 of this Letter of Transmittal.

If no instructions are given, the Exchange Notes will be issued in the name of and sent to the current Holder of the Outstanding Notes or deposited at such Holder’s account at the book-entry transfer facility.

6. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 6 of this Letter of Transmittal, it will not be necessary for transfer stamps to be affixed to the Notes listed herein.

7. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 701 Cedar Lake Boulevard, Oklahoma City, Oklahoma 73114, Attention: Robert W. Kelly II, Telephone: (405) 478-8770.

10. Validity and Form. The Company will determine in its sole discretion all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes, which determination will be final and binding. The Company reserves the absolute right to reject any and all

Outstanding Notes not properly tendered or any Outstanding Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable after the Expiration Date, or, in the case of Outstanding Notes tendered by book-entry transfer, will be transferred into the holder’s account at DTC according to the procedures described above.

IMPORTANT TAX INFORMATION

Under federal income tax law, a Holder tendering Outstanding Notes is required to provide the Exchange Agent with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder’s Social Security number. Other Holders should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on the correct TIN to report. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service on each failure to provide a correct TIN. In addition, if the Exchange Agent is not provided with the correct TIN, payments that are made to such Holder with respect to tendered Outstanding Notes may be subject to backup withholding.

Certain Holders (including, among others, corporations and tax-exempt entities) are not subject to these backup withholding and reporting requirements. For such a Holder to qualify as an exempt recipient, such Holder should complete the Substitute Form W-9 above and write “EXEMPT” in the designated area thereof to avoid possible erroneous withholding. A foreign person may qualify as an exempt recipient by completing the Substitute Form W-9 as described above and by submitting a properly completed Certification of Foreign Status to the Exchange Agent on Internal Revenue Service Form W-8BEN, W-8ECI, W-8EXP, or W-8IMY, as applicable, signed under penalties of perjury, attesting to that Holder’s foreign status. Such forms can be obtained from the Exchange Agent.

If backup withholding applies, the Exchange Agent is required to withhold the applicable backup withholding rate on any amounts otherwise payable to the Holder. For reportable payments made during calendar year 2011, the applicable backup withholding rate is 28%. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to a Holder with respect to Outstanding Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

Each Holder is required to give the Exchange Agent the Social Security number or employer identification number of the record Holder(s) of the Outstanding Notes. If Outstanding Notes are in more than one name or are not in the name of the actual Holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the “Awaiting TIN” box on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return the executed documents to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold at the applicable backup withholding rate on all payments made thereafter until a TIN is provided to the Exchange Agent. Further, during this 60-day period, the Exchange Agent will withhold at the applicable backup withholding rate on all reportable payments made after seven business days after the Exchange Agent receives a Certificate of Awaiting Taxpayer Identification Number until a TIN is provided to the Exchange Agent.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

For this Type of Account:	Give the TAXPAYER IDENTIFICATION NUMBER of:
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)

b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)

5. Sole proprietorship	The owner (3)

6. Single-owner LLC	The owner (3)

For this Type of Account	Give the TAXPAYER IDENTIFICATION NUMBER of:
7. A valid trust, estate, or pension trust	The legal entity (4)

8. Corporation or other entity electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, education or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership or LLC

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity that received agricultural program payments	The public entity
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s Social Security number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	Show the name of the owner. Either the Social Security number or employee identification number of the owner or the employer identification number for the entity (if you have one) may be used.
(4)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE:    If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

Obtaining a Number

If you don’t have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Indicate that you have applied for a taxpayer identification number by marking “Awaiting TIN” on the Substitute Form W-9, sign and date the Form and the Certificate of Awaiting Taxpayer Identification Number and return the Form to the payer.

Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	A corporation.

(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3)	The United States or any of its agencies or instrumentalities.

(4)	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous withholding. Write “Exempt” in the designated area of Form W-9, sign and date the Form, and return it to the payer.

Privacy Act Notice. Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal or state agencies to enforce federal non-tax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% under current law on payments of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.